UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 2003

                      PEGASUS MEDIA & COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     33-95042              23-2778525
-----------------------------  ------------------------  --------------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                   Identification No.)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania   19004
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 800-376-0022

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.
        ------------

         The information in the attached press release filed as exhibit 99.1 to this Form 8-K under the captions "Bank Consent to Pegasus Satellite Communications Senior Secured Term Loan," "New Senior Secured Credit Facilities," and "PSC Senior Note Exchanges" is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

             (c) Exhibits.

                 99.1     Press release dated July 23, 2003.

Item 9. Regulation FD Disclosure. (Information furnished in this Item 9 is
        ------------------------   furnished under Item 12).

         In accordance with SEC Release No. 33-8216, the information in the attached press release filed as exhibit 99.1 to this Form 8-K under the caption "Results of Operations" and the financial information following the text of the press release, is intended to be furnished under "Item 12. Results of Operations and Financial Condition," instead is furnished under "Item 9. Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         The press release contains the non-GAAP financial measures "DBS EBITDA" and "DBS free cash flow." We use DBS EBITDA and DBS free cash flow to evaluate the operating performance and to manage resources of, and DBS free cash flow to manage capital allocated to, our DBS segment. To us, DBS free cash flow is an analytical indicator for servicing debt and funding capital expenditures of our DBS segment. We believe that DBS EBITDA is a measure of performance and DBS free cash flow is a liquidity measure used by some investors, securities analysts, lenders, and others who follow our industry to make informed decisions. Some use multiples of current or projected DBS EBITDA and DBS free cash flow to estimate current or prospective enterprise value. We also believe that DBS EBITDA is a common measure used to compare our operating performance, and that DBS EBITDA and DBS free cash flow are common measures used to compare our enterprise value, to other communications, entertainment, and media service providers. We believe that the most comparable GAAP financial measure to DBS EBITDA is operating income, and that the most comparable GAAP financial measure to DBS free cash flow is cash used by operating activities. These non-GAAP financial measures are not meant to replace or supercede GAAP financial measures, and they may not be comparable with similarly titled measures reported by other companies.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PEGASUS MEDIA & COMMUNICATIONS, INC.


                                 By    /s/ Scott A. Blank
                                   --------------------------------------------
                                           Scott A. Blank,
                                           Senior Vice President

July 23, 2003


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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press release dated July 23, 2003.